        EXCHANGE AGREEMENT, dated as of June [    ], 2001, among UNITED
SURGICAL PARTNERS INTERNATIONAL, INC., a Delaware corporation (the "Company"), and the several persons and entities listed on Annex I hereto (being hereinafter called individually, a "Holder", and collectively, the "Holders").

                              W I T N E S S E T H:

        WHEREAS, pursuant to the Securities Purchase Agreement dated as of October 26, 1998 (the "Purchase Agreement") among the Company and the Holders, each of the Holders purchased 7% Senior Subordinated Notes (collectively, the "Notes") of the Company in the aggregate principal amount set forth opposite such Holder's name on Annex I under the heading "Aggregate Principal Amount of Notes"; and

        WHEREAS, for the benefit of the Company and the Holders, the Company wishes to issue an aggregate 20,000 shares of Series D Redeemable Preferred Stock, $.01 par value (the "Series D Preferred Stock"), of the Company, to the Holders in exchange for the Notes, and the Holders wish to exchange the Notes held by them for the Series D Preferred Stock, all on the terms and subject to the conditions hereinafter set forth; and

        NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

        SECTION 1. EXCHANGE OF NOTES FOR SERIES D PREFERRED STOCK.

        (a) On the effective date of the initial public offering of the Company's Common Stock, $.01 par value ("Common Stock"), registered under the Securities Act of 1933, as amended (the "Initial Public Offering"), each of the Holders shall transfer and assign to the Company all of its right, title and interest in and to his, her or its Notes and, in connection therewith, such Holder shall deliver such Notes to the Company for cancellation.

        (b) Solely in exchange for the Notes transferred and assigned to the Company by each Holder, and against delivery thereof as aforesaid, the Company shall (i)issue and deliver to such Holder a stock certificate in definitive form, registered in the name of such Holder, evidencing the number of shares of Series D Preferred Stock set forth opposite such Holder's name on Annex I under the heading "Number of Shares of Series D Preferred Stock" and (ii) pay to such Holder any accrued and unpaid interest on such Notes as of the date of such exchange.

        SECTION 2. CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION. Concurrently with the exchange and issuance of the Series D Preferred Stock described in Section 1 above, the Company shall amend its Certificate of Incorporation in the manner specified in the Certificate of Amendment to the Certificate of Incorporation (the "Certificate of Amendment") attached hereto as Exhibit A.

        SECTION 3. CLOSING.  The closing of the transactions contemplated by
Section 1 hereof shall take place immediately prior to the Initial Public Offering at the offices of [the Company], or at such other place as may be mutually agreed upon by the Holders and the Company. The Company shall give notice to each of the Holders at least five (5) days prior to the Initial Public Offering.

        SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Holders as follows:

        (a) ORGANIZATION AND CORPORATE POWER. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. The Company has the corporate power and authority to own and hold its properties, to carry on its business as currently conducted and to execute, deliver and perform this Agreement. The Company has the corporate power and authority to issue, sell and deliver the Series D Preferred Stock to the Holders.

        (b) AUTHORIZATION OF AGREEMENTS, ETC. Each of (i) the execution and delivery by the Company of this Agreement, (ii) the performance by the Company of its respective obligations hereunder, (iii) the execution and delivery of the Certificate of Amendment and (iv) the issuance, sale and delivery of the Series D Preferred Stock, has been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Certificate of Incorporation or Bylaws of the Company, or any provision of any indenture, agreement or other instrument to which the Company or any subsidiary, or any of the properties or assets of the Company or any subsidiary is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company or any subsidiary. The Series D Preferred Stock has been duly authorized by the Company and, when issued and delivered in accordance with this Agreement, will be validly issued and outstanding, fully paid and nonassessable shares of Series D Preferred Stock, free and clear of all liens and encumbrances. The issuance, sale and delivery of the Series D Preferred Stock is not subject to any preemptive rights of stockholders of the Company or to any right of first refusal or other similar right in favor of any person.

        (c) VALIDITY. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws from time to time in effect affecting the enforcement of creditors' rights generally and to general principles of equity.

        (d) GOVERNMENTAL APPROVALS. Subject to the accuracy of the representations and warranties of the Holders set forth in Section 5 hereof, no registration or filing with, or consent or approval of, or other action by, any Federal, state or other governmental agency or instrumentality is or will be necessary for the valid execution, delivery and performance of this

Agreement, the execution and delivery of the Certificate of Amendment or the issuance and delivery of the Series D Preferred Stock pursuant to the terms hereof.

        SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE HOLDERS. Each of the Holders, severally and not jointly, represents and warrants to the Company as follows:

        (a) TITLE TO NOTES. Such Holder is the lawful owner, of record and beneficially, of the Notes in the aggregate principal amount set forth opposite its name on Annex I hereto, which Notes are free and clear of all liens, charges and encumbrances and are not subject to any claims of any kind whatsoever in favor of any person or entity.

        (b) INVESTMENT REPRESENTATIONS. Such Holder is acquiring the Series D Preferred Stock for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof. Such Holder understands that he, she or it, as the case may be, must bear the economic risk of such Holder's investment for an indefinite period of time because the shares of Series D Preferred Stock are not registered under the Securities Act or any applicable state securities laws, and may not be resold unless subsequently registered under the Securities Act and such other laws or unless an exemption from such registration is available. Such Holder agrees not to pledge, transfer, convey or otherwise dispose of any of the Series D Preferred Stock, except in a transaction that is the subject of either (i)an effective registration statement under the Securities Act and any applicable state securities laws, or (ii)an opinion of counsel to the effect that such
registration is not required.   Such Holder, to the extent that such Holder is
subject to the Connecticut Uniform Securities Act, is an institutional buyer under Section 36b-21(b)(8) thereto.

        SECTION 6. MISCELLENEOUS.

        (a)  SURVIVAL OF AGREEMENTS.   All covenants, agreements,
representations and warranties made herein shall survive the execution and
delivery of this Agreement.   Nothing in this Agreement shall in any manner
alter the rights of the Holders under the Purchase Agreement.

        (b)  PARTIES IN INTEREST; THIRD PARTY BENEFICIARIES.   All the
covenants and agreements in this Agreement contained by or on behalf of the parties hereto shall bind their successors and assigns, whether so expressed or not. This Agreement is not intended to confer any rights or remedies upon any person other than the parties hereto.

        (c)  NOTICES.   Any notice or other communication required or
permitted hereunder shall be deemed to be sufficient if contained in a written instrument that is (w) delivered in person, (x) sent by first class certified mail, postage prepaid, (y) sent by nationally recognized overnight courier, or
(z) sent by facsimile (and followed by a copy of such notice sent in a manner described in any of (w)-(y) above), in each case addressed to such party as follows:

        (i)  if to the Company, to:

                United Surgical Partners International, Inc.
                17103 Preston Road
                Suite 200 North
                Dallas, Texas 75248
                Attention: Donald Steen
                Facsimile No.: (972) 267-0084

                with a copy to:

                Nossaman, Guthner, Knox & Elliott, LLP
                445 South Figueroa Street, 31st Floor
                Los Angeles, California 90071
                Attention: Robert Mosher, Esq.
                Facsimile No.: (213) 612-7801

        (ii) if to any Holder, to such Holder at the address appearing on Annex I hereto:

or, in any case, at such other address or addresses as shall have been furnished in writing by such party to the other parties hereto. All such notices, requests, consents and other communications shall be deemed to have been received (a) in the case of personal delivery, on the date of such delivery, (b) in the case of mailing, on the fifth business day following the date of such mailing, (c) in the case of delivery by overnight courier, on the business day following the date of delivery to such courier, and (d) in the case of facsimile, when received.

        (d)  ENTIRE AGREEMENT; AMENDMENT.   This Agreement constitutes the
entire agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings among the parties hereto
with respect to the subject matter hereof.   This Agreement may not be amended
or modified except in a writing signed by (i) the Company and (ii) Holders holding at least 66-2/3% of the principal amount of the Notes, or after the Initial Public Offering, at least 66-2/3% of the outstanding Series D Preferred Stock.

        (e) TERMINATION. If the Initial Public Offering has not occurred on or prior to December 31, 2001, this Agreement shall automatically terminate.

        (f)  COUNTERPARTS.   This Agreement may be executed in two or more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        (g)  LAW GOVERNING.   THIS AGREEMENT SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE.

                  [Remainder of Page Intentionally Left Blank]

        IN WITNESS WHEREOF, the Company and the Holders have executed this Agreement as of the day and year first above written.

COMPANY:                                UNITED SURGICAL PARTNERS
                                          INTERNATIONAL, INC.



                                        By
                                          --------------------------------
                                           Name:
                                           Title:



HOLDERS:                                WELSH, CARSON, ANDERSON
                                          & STOWE VII, L.P.


                                        By WCAS VII Partners, L.P.
                                        General Partners


                                        By
                                          --------------------------------
                                        Jonathan M. Rather
                                        General Partner


                                        WCAS HEALTHCARE PARTNERS, L.P.

                                        By WCAS HC Partners
                                        General Partners

                                        By
                                          --------------------------------
                                        Jonathan M. Rather
                                        Attorney-in-Fact

                                        Patrick J. Welsh
                                        Russell L. Carson
                                        Bruce K. Anderson
                                        Richard H. Stowe
                                        Andrew M. Paul
                                        Laura VanBuren
                                        Rudolph E. Rupert
                                        D. Scott Mackesy
                                        Thomas E. McInerney
                                        Robert A. Minicucci
                                        Anthony J. deNicola
                                        Paul B. Queally


                                        By
                                          --------------------------------
                                        Jonathan M. Rather
                                        Individually and as Attorney-in-Fact


                                        ----------------------------------
                                        Lauren Melkus

                                        FFT PARTNERS I, L.P.
                                        By Ferrer Freeman Thompson & Co., LLC
                                        General Partner


                                        By
                                          --------------------------------
                                        Name:
                                        Title:


                                        FFT EXECUTIVE PARTNERS I, L.P.
                                        By Ferrer Freeman Thompson & Co., LLC
                                        General Partner


                                        By
                                          --------------------------------
                                        Name:
                                        Title:

                                     ANNEX I

                                     HOLDERS

                                        Aggregate Principal       Number of Shares of
Holder                                    Amount of Note        Series D Preferred Stock
------                                    --------------        ------------------------
Welsh, Carson, Anderson & Stowe VII, L.P.                       $
WCAS Healthcare Partners, L.P.
Patrick J. Welsh
Russell L. Carson
Bruce K. Anderson
Richard H. Stowe
Andrew M. Paul
Laura VanBuren
Rudolph E. Rupert
D. Scott Mackesy
Thomas E. McInerney
Robert A. Minicucci
Anthony J. deNicola
Paul B. Queally
Jonathan M. Rather
Lauren Melkus
FFT Partners I, L.P.
FFT Executive Partners I, L.P.
                                TOTAL     $ 20,000,000                  20,000